UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2012

Hercules Technology Growth Capital, Inc.

(Exact name of registrant as specified in its charter)

Maryland	814-00702	74-3113410
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

400 Hamilton Ave., Suite 310 Palo Alto, CA		94301
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 289-3060

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 6, 2012, Hercules Technology Growth Capital, Inc. (the “Company”), in connection with a previously announced public offering, issued $38,750,000 in aggregate principal amount of 7.00% senior notes due 2019 (the “Additional Notes”) pursuant to an underwriting agreement among the Company and Stifel, Nicolaus & Company, Incorporated, as representative of the several underwriters named therein, relating to the issuance, offer and sale of the Additional Notes. The Company has granted the underwriters an option to purchase up to an additional $5,812,500 in aggregate principal amount of the Additional Notes to cover overallotments, if any. The sale of the Additional Notes generated net proceeds to the Company, before expenses and excluding accrued interest, of approximately $37,587,500.

The Additional Notes are a further issuance of, rank equally in right of payment with, and form a single series for all purposes under the Indenture (as defined below) including, without limitation, waivers, amendments, consents, redemptions and other offers to purchase and voting, with the $43,000,000 aggregate principal amount of 7.00% senior notes due 2019 initially issued by us on April 17, 2012 (the “Existing Notes,” and together with the Additional Notes, the “Notes”).

On April 17, 2012, the Company and U.S. Bank National Association, as Trustee (the “Trustee”) entered into the First Supplemental Indenture (the “First Supplemental Indenture”) to the Indenture (the “Base Indenture,” and together with the First Supplemental Indenture, the “Indenture”), between the Company and U.S. Bank National Association, as Trustee (the “Trustee”), dated March 6, 2012, relating to the issuance, offer and sale of the Existing Notes. The Notes were offered under the same Indenture.

The Notes will mature on April 30, 2019 and may be redeemed in whole or in part at the Company’s option at any time or from time to time on or after April 30, 2015, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The Notes bear interest at a rate of 7.00% per year payable quarterly on January 30, April 30, July 30 and October 30 of each year, commencing on July 30, 2012.

The Notes will be the Company’s direct unsecured obligations and will rank: (i) pari passu with the Company’s other outstanding and future senior unsecured indebtedness, including without limitation, the $75 million 6.00% Convertible Senior Notes due 2016 (the “Convertible Senior Notes”); (ii) senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the Notes; (iii) effectively subordinated to all of the Company’s existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness, including without limitation, borrowings under the Company’s credit facilities; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries, including without limitation, the indebtedness of Hercules Technology II, L.P. and Hercules Technology III, L.P. and borrowings under the Company’s revolving senior secured credit facility with Wells Fargo Capital Finance.

The Base Indenture, as supplemented by the First Supplemental Indenture, contains certain covenants including covenants requiring the Company to comply with (regardless of whether it is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act of 1940, as amended, to comply with the restrictions on dividends, distributions and purchase of capital stock set forth in Section 18(a)(1)(B) as modified by Section 61(a)(1) of the Investment Company Act of 1940, as amended, and to provide financial information to the holders of the Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934. These covenants are subject to important limitations and exceptions that are described in the Base Indenture, as supplemented by the First Supplemental Indenture. The Base Indenture provides for customary events of default and further provides that the Trustee or the holders of 25% in aggregate principal amount of the outstanding Notes in a series may declare such Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period.

The Additional Notes were offered and sold pursuant to the Company’s Registration Statement on Form N-2 (File No. 333–179431), the preliminary prospectus supplement filed with the Securities and Exchange Commission on June 28, 2012, and the prospectus supplement dated July 2, 2012, which contained the pricing terms and related information. The transaction closed on July 6, 2012.

The Company expects to invest the net proceeds from the offering of the Additional Notes to fund investments in debt and equity securities in accordance with its investment objective and for other general corporate purposes.

The foregoing descriptions of the Base Indenture, the First Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Base Indenture, the First Supplemental Indenture and the Notes, respectively, each filed as exhibits hereto and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above with respect to the Notes is hereby incorporated by reference into this Item 2.03, insofar as it relates to the creation of a direct financial obligation.

Item 8.01	Other Events

On July 2, 2012, Hercules Technology Growth Capital, Inc. (the “Company”) issued a press release announcing the pricing of the Additional Notes. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information disclosed under this Item 8.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following Exhibit 99.1 is being furnished herewith to this Current Report on Form 8-K:

Exhibit No.	Description

4.1	Indenture, dated March 6, 2012 between the Company and U.S. Bank National Association (Incorporated by reference to Exhibit (d)(7) of the Company’s Post-Effective Amendment No. 1 on Form N-2, File No. 333-179431, filed on April 17, 2012).

4.2	First Supplemental Indenture, dated April 17, 2012 between the Registrant and U.S. Bank, National Association (Incorporated by reference to Exhibit (d)(8) of the Company’s Post-Effective Amendment No. 1 on Form N-2, File No. 333-179431, filed on April 17, 2012).

4.3	Form of 7.00% Senior Note due 2019, dated April 17, 2012 (Existing Note) (Incorporated by reference to Exhibit (d)(9) to the Company’s Post-Effective Amendment No. 1 on Form N-2, File No. 333-179431, filed on April 17, 2012).

4.4	Form of 7.00% Senior Note due 2019, dated July 6, 2012 (Additional Note) (Incorporated by reference to Exhibit (d)(10) to the Company’s Post-Effective Amendment No. 2 on Form N-2, File No. 333-179431, filed July 6, 2012).

99.1	Press Release dated July 2, 2012 of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

July 6, 2012

	By:	/s/ Scott Harvey
Scott Harvey
Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 2, 2012 of the Company.